                                     EXHIBIT 10.1


                          [PRIME COMPANIES, INC. LETTERHEAD]



                                   January 21, 1999


Zimenn Importing and Exporting
P.O. Box 413
Gardiner, NY 12525

     Re:  S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that Zimenn Importing and Exporting has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Zimenn Importing and Exporting 400,100 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer